As filed with the Securities and Exchange Commission on June 6, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4255

Dividend Capital Realty Income Allocation Fund
(Exact name of registrant as specified in charter)

518 17th Street, Suite 1200, Denver, CO			80202
(Address of principal executive offices)			(Zip code)

Derek Mullins Secretary and Assistant Treasurer 518 17th Street, Suite 1200 Denver, CO 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-228-2200

Date of fiscal year end:	September 30, 2007

Date of reporting period:	March 31, 2007

Item 1.  Reports to Shareholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”).

DIVIDEND CAPITAL
REALTY INCOME ALLOCATION FUND

SEMI-ANNUAL REPORT

MARCH 31, 2007 (UNAUDITED)

TABLE OF CONTENTS

March 31, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

INVESTMENT COMMENTARY
TOTAL RETURNS AND TRADING HISTORY
SECTOR PROFILES AS A PERCENT OF TOTAL INVESTMENTS
TOP TEN HOLDINGS AS A PERCENT OF TOTAL INVESTMENTS
STATEMENT OF INVESTMENTS
STATEMENT OF ASSETS & LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
STATEMENT OF CASH FLOWS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
CHANGE IN THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIVIDEND REINVESTMENT PLAN
FUND PROXY VOTING POLICIES & PROCEDURES
PORTFOLIO HOLDINGS
KEY INFORMATION

The Investment Commentary included in this shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of the real estate sector, changes in the level of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict and there is no guarantee of their accuracy. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1-866-324-7348	2007 Semi-Annual Report

INVESTMENT COMMENTARY

March 31, 2007(Unaudited)

Dividend Capital Realty Income Allocation Fund

May 10, 2007

To our shareholders:

We are pleased to submit to you Dividend Capital Realty Income Allocation Fund’s (“DCA” or “the Fund”) semi-annual report for the six-months ended March 31, 2007.

Over this period, we believe the Fund has performed according to its objectives and in our opinion, offers a unique investment proposition in the universe of publicly traded real estate investment products. Against a backdrop of heightened market volatility, and continued shrinking of investment yields in the U.S. Equity REIT market, the Fund offers the potential for a high income stream and capital appreciation of the underlying asset base. With a wider investment mandate than the average U.S. REIT fund, the Dividend Capital Realty Income Allocation Fund draws from U.S. and Canadian REIT common stock, preferred stock, debt securities and structured finance investments providing the Fund the potential to efficiently achieve its income and growth objectives. As market conditions change, this diversified structure maximizes our ability to adjust the portfolio through market cycles with an asset allocation and security selection process that offers more strategic alternatives than your typical real estate fund.

As we have mentioned in previous updates, we have been focused on diversifying our sources of income and positioning the portfolio for asset appreciation potential by (1) optimizing the common/preferred stock allocation through opportunistic relative value trades, (2) ramping up our fixed income investments through a wide range of structured products, (3) adding an allocation of floating rate securities to help further hedge interest rate exposure and (4) opportunistically improving the credit profile of our preferred security portfolio. By adjusting this mix of assets over the course of the year, we believe we have added to this base of income, while at the same time reducing the risk profile of the portfolio through heightened diversification. Our goal is to opportunistically adjust this mix as market cycles change and new issuance or secondary trading opportunities emerge.

Performance Review

During the six-months ended March 31, 2007, the public real estate securities market experienced significant price appreciation. In our opinion, a main catalyst for the performance was the continued demand for institutional quality real estate which resulted in several privatizations of listed REITs. Private investors took advantage of the fact that public market values were less than such investors evaluations of underlying real estate values. Evidence of this includes the purchase by Blackstone Group of Equity Office Properties Trust (“EOP”), which at the time was the largest U.S. private equity transaction to have closed to date. Blackstone

www.dividendcapital.com

purchased the company at a premium of 31% to the market price of the stock on the date that Blackstone made its initial offer to purchase EOP. In addition, real estate fundamentals have continued to improve, providing additional support to the cash flows of publicly traded real estate companies and debt securities backed by real estate. During this period, the Fund’s NAV total return was a positive 6.58% versus 13.03% for the Morgan Stanley REIT Index (RMS), 4.12% for the Merrill Lynch REIT Preferred Index (MLRP), a measure of REIT preferred stock performance, and 6.20% for the Lehman Brothers High Yield CMBS Index, a measure of high-yield commercial mortgage-backed security performance.

Effective October 2006, DCA’s level rate dividend increased to $0.1075 per month. In addition to this dividend increase, the fund paid a $0.0785 per share special income dividend, a $0.0556 per share short-term capital gain distribution and $0.0249 per share long-term capital gain distribution. The current level-rate dividend represents a yield of 8.35% based on the Fund’s market price of $15.45 on March 31, 2007.

The Fund’s objective of net asset value appreciation was also realized to a certain extent over the period. The NAV at the end of the period was $15.27, which represented a 1.26% increase in NAV for the period.

The overall performance and NAV capital appreciation of the Fund were most influenced by a conservative allocation among asset classes. The asset allocation mix was, and continues to be, determined first with the goal of delivering consistent level dividends combined with the opportunity to realize dividend growth over time and second with the goal of delivering attractive risk-adjusted total returns. As a result the Fund has invested primarily in real estate preferred stocks (46.22% of total investments as of 3/31/07), which over time have the potential to offer attractive income and lower overall volatility. The Fund has also invested in real estate common stocks (30.09% of total assets as of 3/31/07), which over time have the potential to provide an inflation hedge as well as share price and dividend growth opportunity. In addition to U.S. common stock, we have invested in Canadian real estate companies primarily via a tax-efficient total return swap. During the six months, ended March 31, 2007, our Canadian real estate investments have significantly added to DCA’s NAV appreciation. In addition to equity investments, the Fund also invests in fixed income securities, including debt and other types of investments (19.52% of total assets as of 03/31/07), which offer the potential for high current income and serves as a volatility damper. While we believe the asset allocation mix was appropriate for achieving DCA’s objectives, the Fund’s lower overall exposure to U.S. real estate common stock limited the NAV appreciation during the period.

Outlook

Our outlook for the real estate asset class and the public securities of real estate companies in particular remains positive, yet cautious. The U.S. economy has moderated, but is still generating real GDP growth, and adding jobs. As a result, our analysis indicates real estate fundamentals across markets and property types continue to improve, and supply remains in check. Occupancy and rent growth from tenant demand have been tempered somewhat by rising operating expenses (particularly utilities), but for the most part, net operating income is on the rise. Although valuations in the public markets are high relative to historical metrics, the demand for both commercial real estate and real estate securities remains elevated as both domestic and foreign institutional capital continues to flow into real estate. Risks to the economy include the residential housing market and subprime mortgage situation; both seem “contained” and unlikely to throw the economy into recession. Against this backdrop, with a benign interest rate environment, we remain constructive on real estate across the asset classes.

To achieve DCA’s primary objective of generating solid income derived from real estate securities, we strongly believe the current market environment underscores the importance of having a diversified, multi-asset real estate strategy. Short-term market movements will offer opportunities to adjust asset allocation between U.S. and Canadian REIT equity, preferred stocks and fixed income. The fund will aim to take advantage of compelling relative value between asset classes and re-priced investment yields. The ability to make these adjustments from more than one asset bucket should help to create not only superior relative performance, but absolute performance as well. With our focus on the quality, sustainability and (where relevant) growth potential of underlying property cash flows, we remain confident in our continued ability to identify and capitalize on attractive investment opportunities across the real estate asset class. Thank you for your continued support.

Glenn Mueller; Ph.D., Real Estate Investment Strategist	Charles Song, Managing Director and Senior Portfolio Manager

Amitabh C. Godha, Portfolio Manager
Karen Kulvin Senior Vice President
Jeffrey Taylor Chief Operating Officer

TOTAL RETURNS AND TRADING HISTORY

March 31, 2007(Unaudited)

Dividend Capital Realty Income Allocation Fund

Average Annual Total Returns (1)(2)

	6-Month	1-Year	Since Inception (7)
DCA at Market Price (“MP”) (2)	11.99%	23.73%	10.80%
DCA at Net Asset Value (“NAV”) (2)	6.58%	14.62%	12.63%
MSCI U.S. REIT Index (3)	13.03%	22.10%	28.60%
Merrill Lynch REIT Preferred Index (4)	4.12%	8.16%	5.97%
CMBS Index (5)	6.20%	15.75%	13.57%

Trading History (1)(6)

Average Premium/Discount to NAV

1-Month	-0.97%

3-Month	-0.99%

1-Year	-3.48%

Since Inception	-2.88%

52-Week
Price History Range

MP	$13.00 - $16.88
NAV	$13.80 - $16.81

(1)       Past performance is no guarantee of future results. This chart is for illustrative purposes only and does not relate to the future performance of the Fund. For current to the most recent month-end performance, visit dividendcapital.com, or call 866.DCG.REIT (324-7348). Performance data quoted above is historical. Current performance may be higher or lower than the performance data quoted. All performance figures are net of all advisory and brokerage fees, where applicable.

(2)       Total return assumes reinvestment of dividend and capital gain distributions.

(3)       The MSCI U.S. REIT Index (RMS) is an unmanaged index of REIT securities of reasonable size and liquidity, weighted by market capitalization and considered representative of U.S. equity REIT performance. The index is used in comparison to the fund because the fund invests in common stock of companies primarily engaged in real estate, including REITs. Investors cannot invest directly into any index.

(4)       The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The index is used in comparison to the fund because the fund invests in preferred stock of companies primarily engaged in real estate including REITs. The fund may invest significant assets in non-investment grade and unrated REIT preferred shares which are not included in this benchmark. Investors cannot invest directly into any index.

(5)       The Lehman Brothers High-Yield CMBS Index is an unmanaged index of non-investment-grade and unrated CMBS, weighted by market value and comprised of all new issue U.S. CMBS transactions that have a maturity greater than one year, an original transaction size in excess of $500 million, and aggregate outstanding transaction size of at least $300 million, and is considered representative of the high-yield CMBS market. The index is used in comparison to the fund because the fund invests in commercial mortgage-backed securities. Investors cannot invest directly into any index.

(6)       Market price and NAV price history are since inception, based upon closing market price.

(7)       Fund inception is 02/24/2005.

SECTOR PROFILES AS A PERCENT OF TOTAL INVESTMENTS(1)

March 31, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

Portfolio (3)(4)

Common Stock (2)(4)

Preferred Stock (2)(4)

(1)          Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

(2)          Property-type allocation percentages are based on the total investments at market value of the preferred stock and common stock asset classes, respectively.

(3)          Portfolio allocation percentages are based on the Fund’s total investments at market value. Portfolio allocation percentages on the Statement of Investments are based on the Fund’s net assets.

(4)          Holdings and composition of holdings are subject to change, and may not be representative of future investments.

TOP TEN HOLDINGS AS A PERCENT OF TOTAL INVESTMENTS

March 31, 2007(Unaudited)

Dividend Capital Realty Income Allocation Fund

Holding (1)	Market Value	Percent
Babson CLO 2005-III, Ltd., 19.938%, 11/11/2019	$12,526,488	4.32%
BioMed Realty Trust Inc., Series A, 7.250%	11,925,024	4.12%
LaSalle Hotel Properties, Series G, 7.250%	11,137,500	3.85%
NorthStar Realty Finance Corp., Series A, 8.750%	9,138,368	3.15%
RAIT Investment Trust	9,048,788	3.12%
Resource Capital Corp.	8,994,822	3.11%
Strategic Hotels and Resorts Inc., Series C, 8.250%	7,731,938	2.67%
Sorin Real Estate CDO II Ltd., Series 2005 2A, 9.490%, 01/04/2016	7,401,090	2.56%
American Home Mortgage Investment Corp., Series A, 9.750%	6,789,873	2.34%
FelCor Lodging Trust Inc., Series C, 8.000%	6,583,780	2.27%

(1)          Holdings are subject to change, and may not be representative of future investments.

STATEMENT OF INVESTMENTS

March 31, 2007(Unaudited)

Dividend Capital Realty Income Allocation Fund

	Shares/Principal Amount	Market Value
COMMON STOCK 41.28%
Apartments 2.10%
Archstone-Smith Trust	26,000	$1,411,280
American Campus Communities Inc.	9,400	284,726
AvalonBay Communities Inc.	10,500	1,365,000
BRE Properties Inc.	21,800	1,376,670
		4,437,676

Diversified/Miscellaneous 0.62%
Vornado Realty Trust	10,900	1,300,806

Healthcare 0.33%
Medical Properties Trust Inc.	46,800	687,492

Hotels 2.31%
Diamondrock Hospitality Co.	45,200	858,800
Hilton Hotels Corp.	66,600	2,394,936
Starwood Hotels & Resorts Inc.	25,100	1,627,735
		4,881,471

Industrial 1.20%
First Potomac Realty Trust	43,600	1,245,652
ProLogis	20,000	1,298,600
		2,544,252

Mortgage - Commercial 14.26%
Anthracite Capital Inc.	501,500	6,018,000
iStar Financial Inc.	37,300	1,746,759
Newcastle Investment Corp.	155,400	4,309,242
RAIT Investment Trust	323,865	9,048,788
Resource Capital Corp.	557,300	8,994,822
Resource Capital Corp. - Warrants*	55,000	0
		30,117,611

Office - Central Business District 2.93%
Boston Properties Inc.	27,300	3,205,020
Douglas Emmett Inc.	35,000	893,550
Maguire Properties Inc.	9,700	344,932
SL Green Realty Corp.	12,700	1,742,186
		6,185,688

Footnotes on pages 13-14.

	Shares/Principal Amount	Market Value
COMMON STOCK (continued)
Office - Suburban 1.43%
Alexandria Real Estate Equities Inc.	13,100	$1,314,847
Duke Realty Corp.	17,100	743,337
Highwoods Properties Inc.	24,300	959,607
		3,017,791

Other Real Estate Companies 0.56%
Brookfield Properties Corp.	29,600	1,192,880

Regional Malls 3.17%
General Growth Properties Inc.	31,200	2,014,584
Simon Property Group Inc.	27,000	3,003,750
Taubman Centers Inc.	28,800	1,670,112
		6,688,446

Self Storage 1.22%
Public Storage Inc.	27,100	2,565,557

Shopping Centers 1.78%
Developers Diversified Realty Corp.	6,200	389,980
Equity One Inc.	53,400	1,415,100
Federal Realty Investment Trust	10,000	906,200
Kimco Realty Corp.	13,300	648,242
Tanger Factory Outlet Centers Inc.	9,700	391,783
		3,751,305

Specialty Finance 9.37%
Alesco Financial Inc.	100,000	871,000
Arbor Realty Trust Inc.	73,100	2,225,164
Deerfield Triarc Capital Corp.	261,800	3,924,382
Gramercy Capital Corp.	140,400	4,307,472
KKR Financial Corp.	148,400	4,070,612
NorthStar Realty Finance Corp.	288,500	4,388,085
		19,786,715

TOTAL COMMON STOCK (Cost $77,215,099)		87,157,690

Footnotes on pages 13-14.

	Bond Rating Moody’s/S&P	Shares/Principal Amount	Market Value
PREFERRED STOCK 63.39%
Apartments 3.15%
Apartment Investment & Management Co.:
Series G, 9.375% (3)	Ba3/B+	76,800	$1,986,432
Series U, 7.750%	Ba3/B+	64,200	1,647,134
Series V, 8.000% (3)	Ba3/B+	75,700	2,006,050
BRE Properties Inc.,
Series C, 6.750%	Baa3/BBB-	40,000	1,006,252
			6,645,868

Diversified/Miscellaneous 1.87%
Crescent Real Estate Equities Co.,
Series B, 9.500% (3)	B3/B-	156,000	3,956,160

Hotels 23.58%
Ashford Hospitality Trust,
Series A, 8.550% (3)	NR/NR	93,300	2,387,902
Eagle Hospitality Properties Trust Inc.,
Series A, 8.250% (3)	NR/NR	212,600	5,221,988
FelCor Lodging Trust Inc.,
Series C, 8.000% (3)	B2/B-	259,000	6,583,780
Hersha Hospitality Trust,
Series A, 8.000% (3)	NR/NR	177,400	4,595,778
Innkeepers USA Trust,
Series C, 8.000%	NR/NR	40,100	1,011,274
LaSalle Hotel Properties,
Series G, 7.500% (3)	NR/NR	440,000	11,137,500
Strategic Hotels & Resorts Inc.:
Series A, 8.500%	NR/NR	25,500	647,062
Series A, 144, 8.500% (1)(5)	NR/NR	152,000	3,857,000
Series C, 8.250% (3)	NR/NR	301,000	7,731,938
Sunstone Hotel Investors Inc.,
Series A, 8.000% (3)	NR/NR	134,800	3,466,894
Winston Hotels Inc.,
Series B, 8.000% (3)	B2/NR	133,000	3,158,750
			49,799,866

Manufactured Housing 1.81%
Affordable Residential Communities Inc.,
Series A, 8.250% (3)	NR/NR	150,400	3,816,400

Footnotes on pages 13-14.

	Bond Rating Moody’s/S&P	Shares/Principal Amount	Market Value
PREFERRED STOCK (continued)
Mortgage - Commercial 6.40%
Anthracite Capital Inc.,
Series D, 8.250% (3)	NR/NR	140,000	$3,307,500
Newcastle Investment Corp.:
Series B, 9.750% (3)	NR/NR	217,500	5,512,537
Series C, 9.750% (3)	NR/NR	140,000	3,500,700
RAIT Investment Trust,
Series B, 8.375%	NR/NR	48,300	1,195,425
			13,516,162

Mortgage - Residential 4.68%
American Home Mortgage Investment Corp.:
Series A, 9.750% (3)	NR/NR	266,950	6,789,873
Series B, 9.250%	NR/NR	29,700	736,115
Anworth Mortgage Asset Corp.,
Series A, 8.625% (3)	NR/NR	85,200	2,132,130
Impac Mortgage Holdings Inc.,
Series C, 9.125%	NR/NR	11,600	232,000
			9,890,118

Net Lease 1.13%
Entertainment Properties Trust,
Series B, 7.750% (3)	NR/NR	93,400	2,394,776

Office - Central Business District 1.48%
Maguire Properties Inc.,
Series A, 7.625 (3)%	NR/NR	120,000	3,000,000
SL Green Realty Corp.,
Series C, 7.625%	NR/NR	5,000	126,875
			3,126,875

Office - Suburban 9.01%
BioMed Realty Trust Inc.,
Series A, 7.250 (3)%	NR/NR	480,000	11,925,024
Brandywine Realty Trust:
Series C, 7.500%	Ba1/BBB-	38,500	972,510
Series D, 7.500% (3)	NR/NR	47,000	1,198,500
Digital Realty Trust Inc.:
Series A, 8.500% (3)	NR/NR	174,300	4,515,486
Series B, 7.875%	NR/NR	16,400	420,763
			19,032,265

Footnotes on pages 13-14.

	Bond Rating	Shares/Principal	Market
	Moody’s/S&P	Amount	Value
PREFERRED STOCK (continued)
Regional Malls 1.21%
CBL & Associates Properties Inc.,
Series D, 7.375%	NR/NR	33,600	$865,200
Glimcher Realty Trust.,
Series G, 8.125% (3)	B1/B	60,000	1,518,750
Taubman Centers Inc.:
Series G, 8.000%	B1/NR	400	10,297
Series H, 7.625%	B1/NR	6,600	168,094
			2,562,341

Shopping Centers 0.01%
Developers Diversified Realty Corp.,
Series I, 7.500%	Baa3/BBB-	500	12,781

Specialty Finance 9.06%
Capital Lease Funding,
Series A, 8.125% (3)	NR/NR	156,700	3,912,611
NorthStar Realty Finance Corp.:
Series A, 8.750% (3)	NR/NR	353,600	9,138,368
Series B, 8.250% (3)	NR/NR	246,400	6,090,712
			19,141,691

TOTAL PREFERRED STOCK (Cost $134,541,208)			133,895,303

COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS 14.57%
CW Capital Cobalt II, Ltd.:
Series K, 8.983%, 04/26/2016 (1)(2)(5)(7)(9)	Ba2/NR	4,000,000	3,951,000
Class P.S., 16.676%, 04/26/2016 (1)(2)(5)(7)(8)	NR/NR	3,500,000	3,454,749
Sorin Real Estate CDO II Ltd.,
Series 2005 2A, Class H, 9.490%,
01/04/2016 (1)(2)(5)(7)(9)	Ba3/NR	7,500,000	7,401,090
Taberna Preferred Funding III Ltd.,
Class E, 9.997%, 11/05/2015 (1)(2)(4)(7)(9)	NR/BB+	2,000,000	1,910,940
Taberna Preferred Funding V Ltd.:
Class B-1L, 8.222%, 02/05/2016 (1)(2)(4)(7)(9)	NR/BBB	3,000,000	2,870,937
Class B-2L, 10.250%, 02/05/2016 (1)(2)(4)(7)(9)	NR/BB	3,000,000	2,865,966
Vertical CRE CDO 2006-I, Ltd.:
Class G, 9.490%, 04/22/2013 (1)(2)(5)(7)(9)	NR/BB+	6,500,000	6,547,710
Class P.S., 14.920%, 04/22/2013 (1)(2)(5)(7)(8)	NR/NR	1,800,000	1,778,405

TOTAL COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS (Cost $31,300,000)			30,780,797
COLLATERALIZED LOAN OBLIGATIONS 7.52%
Babson CLO 2005-III, Ltd.,
19.938%, 11/11/2019 (1)(2)(5)(7)(8)	NR/NR	13,000,000	12,526,488
Fraser Sullivan CLO I Ltd.,
16.731%, 03/15/2017 (1)(2)(5)(7)(8)	NR/NR	3,400,000	3,354,515
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $16,400,000)			15,881,003

Footnotes on pages 13-14.

	Bond Rating	Shares/Principal	Market
	Moody’s/S&P	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.62%
JP Morgan Chase, Series 2005-LDP2,
Class M, 5.887%, 07/15/2042 (1)(2)(5)(7)	Ba2/NR	1,597,000	$1,145,943
Wachovia Bank, Series 2005
C18, 7.125%, 05/19/2015 (1)(5)(7)	B1/B+	248,100	171,180

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,414,687)			1,317,123

LOAN PARTICIPATIONS 2.21%
Mervyn’s Junior Syndication Mezzanine,
8.973%, 01/01/2008 (2)(9)	NR/NR	4,660,875	4,660,875

TOTAL LOAN PARTICIPATIONS (Cost $4,660,875)			4,660,875

U.S. GOVERNMENT OBLIGATIONS 4.70%
U.S. Treasury Notes, 6.125%, 08/15/2007 (6)		9,882,000	9,923,692

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $9,919,605)			9,923,692

NON-REGISTERED INVESTMENT COMPANIES 1.85%
INVESCO Navigator Fund (1)(2)(4)	NR/NR	3,946	3,898,317

TOTAL NON-REGISTERED INVESTMENT COMPANIES (Cost $3.946,000)			3,898,317

REPURCHASE AGREEMENTS 1.01%
State Street Bank & Trust, Co., dated 03/31/2007, 3.75%, due 04/02/2007, proceeds of $2,215,547; collateralized by Fannie Mae, 6.000%, 05/15/2008, valued at $2,216,053 including accrued interest.	NR/NR	2,136,341	2,136,341

TOTAL REPURCHASE AGREEMENTS (Cost $2,136,341)			2,136,341

TOTAL INVESTMENTS 137.15% (Cost $281,533,815)			$289,651,141
Liabilities in Excess of Other Assets (37.15%)			(78,452,250)
NET ASSETS 100.00%			$211,198,891

Footnotes to Statement of Investments:

*	Non-income producing security

(1)

Securities sold within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2007, the value of these securities amounted to $55,734,240 or 19.24% of total investments.

(2)	This security has been valued at its fair value determined in good faith by or under the direction of the Board of Trustees.

(3)             All or a portion of the shares held in this security are pledged as collateral for the borrowings under the Revolving Credit and Security Agreement (Note 6).

(4)             This security is considered illiquid by the Adviser.

(5)             This 144A security has been determined to be liquid by the Adviser.

(6)             The entire principal amount of this security is pledged as collateral for the total return swaps.

(7)             The expected maturity date listed herein differs from the legal maturity date due to the expected schedule of principal payments.

(8)             This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the Adviser’s estimated rate of residual interest as of the reporting date.

(9)             The coupon rate shown on floating or adjustable rate securities represents the rate at each period.

Open Interest Rate Swap Contracts as of March 31, 2007

Counterparty	Termination Date	Underlying Notional	Fixed Rate Paid by the Fund at 03/31/07	Floating Rate Received by the Fund at 03/31/07*	Net Interest Receivable	Unrealized Appreciation
JPMorgan Chase	06/14/2010	$27,000,000	4.09%	5.32%	$15,683	$480,641
JPMorgan Chase	06/14/2012	27,000,000	3.89%	5.32%	18,233	323,610
Total						$804,251

* Based on one-month LIBOR (London Interbank Offered Rate).

Open Total Return Swap Contracts (“TRS”) ** as of March 31, 2007

Counterparty: Royal Bank of Canada

Contract Type	Termination Date	Notional Shares	Underlying Notional ($CAD)	Unrealized Appreciation ($USD)
Alexis Nihon Real Estate Investment Trust TRS	08/21/2008	197,000	$2,501,900	$1,008,153
Allied Properties Real Estate Investment Trust TRS	07/31/2008	302,700	5,236,710	971,455
Calloway Real Estate Investment Trust TRS	11/06/2008	190,000	5,266,800	28,016
Canadian Apartment Properties Real Estate Investment Trust	03/13/2009	190,000	4,048,900	(115,361)
Canadian Hotel Income Properties Real Estate Investment Trust TRS	08/19/2008 03/16/2009	270,700 150,300	4,385,340 2,313,117	(199,579) (5,215)
Chartwell Senior Housing Real Estate Investment Trust TRS	08/21/2008	175,000	2,345,000	124,469
Firm Capital Mortgage Investment Trust TRS	08/28/2008	160,000	1,624,000	76,329
H&R Real Estate Investment Trust TRS	07/31/2008	275,000	6,132,500	553,387
Northern Property Real Estate Investment Trust TRS	07/31/2008	188,000	4,049,520	670,206
Primaris Retail Real Estate Investment Trust TRS	11/06/2008	330,000	5,999,400	612,542
RioCan Real Estate Investment Trust TRS	07/31/2008	500,000	11,445,000	845,693
Total		2,928,700	$55,348,187	$4,570,095

**          For each total return swap contract, the Fund receives the total return and dividend income on the underlying security and pays a floating rate based on three-month Canadian LIBOR plus a spread.

Open Foreign Currency Contracts as of March 31, 2007

Contracts to Sell - Canadian Dollar ($CAD)

Expiration Date	Contract Amount ($CAD)	Unrealized Appreciation ($USD)
04/30/2007	$92,100	$2,762
05/07/2007	28,800	562
05/22/2007	57,000	1,673
07/31/2007	84,100	2,483
08/07/2007	27,300	535
08/21/2007	53,900	1,591
11/06/2007	25,800	510
Total Unrealized Appreciation		$10,116

STATEMENT OF ASSETS & LIABILITIES

March 31, 2007(Unaudited)

Dividend Capital Realty Income Allocation Fund

ASSETS:
Investments at market value (Identified cost — $281,533,815)	$289,651,141
Cash	94,297
Receivable for securities sold	1,683,390
Dividends and interest receivable	3,098,183
Swap interest receivable	169,774
Unrealized appreciation on forward foreign currency contracts	10,116
Unrealized appreciation on swap agreements	5,374,346
Other assets	215,184
TOTAL ASSETS	$300,296,431

LIABILITIES:
Line of credit payable to bank	$87,500,000
Payable for line of credit fees	413,490
Swap interest payable	5,500
Payable for securities purchased	779,032
Payable for investment advisory fees	215,053
Payable for administrative fees	25,301
Other liabilities	159,164
TOTAL LIABILITIES	$89,097,540
NET ASSETS	$211,198,891

COMPOSITION OF NET ASSETS:
Common stock, $0.001 par value (unlimited number of shares authorized)	$13,828
Paid-in capital	195,918,876
Over distributed net investment income	(3,886,147)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	5,650,546
Net unrealized appreciation/(depreciation) of investments, swap contracts and translation of assets and liabilities denominated in foreign currencies	13,501,788
NET ASSETS	$211,198,891

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Common shares outstanding, $0.001 par value (unlimited number of shares authorized)	13,828,488
Net asset value per share	$15.27

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

March 31, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

INVESTMENT INCOME:
Dividends (net of withholding taxes of $3,120)	$9,250,921
Interest	3,197,664
Total Investment Income	$12,448,585

EXPENSES:
Line of credit interest and fees (Note 6)	$2,458,168
Investment advisory fees (Note 5)	1,282,928
Administrative fees (Note 5)	150,933
Trustee fees and expenses (Note 5)	69,781
Insurance expenses	41,816
Shareholder reports expenses	40,496
Custodian fees and expenses	1,426
Other expenses	206,656

Total Expenses	$4,252,204
NET INVESTMENT INCOME	$8,196,381

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
Investments	(171,891)
Swap contracts	5,072,329
Foreign currency transactions	4,245
Net realized gain	4,904,683

Net change in unrealized appreciation/depreciation on:
Investments	1,371,757
Swap contracts	(828,474)
Translation of assets and liabilities denominated in foreign currencies	11,557
Net change	554,840

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,655,904

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

March 31, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

	For the Six Months Ended March 31, 2007*	For the Year Ended September 30, 2006
Operations:
Net investment income	$8,196,381	$13,525,045
Net realized gain on investments, swap transactions and foreign currency transactions	4,904,683	1,227,850
Change in net unrealized appreciation/depreciation on investments, swap transactions and foreign currency transactions	554,840	12,175,374
Increase in net assets resulting from operations	13,655,904	26,928,269

Distributions to Shareholders:
From net investment income	(9,953,545)	(17,980,293)
From net realized gain on investments	(1,104,803)	—
Net decrease in net assets from distributions to shareholders	(11,058,348)	(17,980,293)

Capital share transactions:
Net asset value of common shares issued to shareholders from reinvested dividends	1,653,445	524,724
Common share offering cost adjustment (Note 3)	—	41,695
Increase in net assets from capital share transactions	1,653,445	566,419

Net Increase in Net Assets	4,251,001	9,514,395

NET ASSETS:
Beginning of period	206,947,890	197,433,495
End of period (1)	$211,198,891	$206,947,890

*Unaudited

(1) Includes (over)/undistributed net investment income of ($3,886,147) and ($2,128,983), respectively.

See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the six months ended March 31, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

Cash Flows from Operating Activities:
Net increase in net assets from operations	$13,655,904
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(81,140,108)
Proceeds from disposition of investment securities	74,480,698
Net sale of short-term investments	2,683,514
Decrease in collateral for swap contracts	(95,121)
Net realized loss from investments and foreign currencies	(167,646)
Net change in unrealized appreciation on investments and foreign currencies	1,383,314
Net change in unrealized appreciation on swap contracts	(828,474)
Increase in dividends and interest receivable	(240,509)
Decrease in net swap interest receivable	24,585
Increase in receivable for securities sold	(1,372,989)
Decrease in payable for securities purchased	(1,444,736)
Decrease in prepaid expenses and other assets	41,630
Decrease in accrued expenses and other payables	(29,049)
Accretion/amortization of discount/premium on investment securities	38,234
Net cash provided by operating activities	$6,989,247

Cash Flows from Financing Activities:
Proceeds from bank borrowing	$2,500,000
Payment on outstanding debt	—
Proceeds from shares sold	—
Cash distributions paid	(9,404,903)
Net cash provided by financing activities	$(6,904,903)

Net increase in cash	$84,344

Cash
Beginning Balance	$9,953
Ending Balance	$94,297

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest and fees on bank borrowing	$2,044,678

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $1,653,445.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

March 31, 2007(Unaudited)

Dividend Capital Realty Income Allocation Fund

	For the Six Months Ended March 31, 2007*		For the Year Ended September 30, 2006	For the Period Ended September 30, 2005 (1)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$15.088		$14.43	$14.33	(2)
Income from investment operations:
Net investment income (3)	0.60		0.99	0.63
Net gains on securities, realized and unrealized	0.39		0.97	0.09
Total From Investment Operations	0.99		1.96	0.72

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.72)		(1.31)	(0.57)
Dividends from net realized gain on investments	(0.08)		—	—
Total Distributions	(0.80)		(1.31)	(0.57)

Offering Costs Charged to Paid-in-Capital	—		—	(0.05)

Offering Cost Adjustment	—		0.00 (8)	—

Net Asset Value, End of Period	$15.27		$15.08	$14.43

Market Price, End of Period	$15.45		$14.52	$14.12

Total Return, Net Asset Value (4)	6.58%		14.95%	4.73%

Total Return, Market Value (4)	11.99%		13.11%	1.68%
Net Assets, End of Period (000’s)	$211,199		$206,948	$197,433
Ratio of Operating Expenses to Average Net Assets (5)	1.65	%(7)	1.73%	1.68	%(7)
Ratio of Operating Expenses to Average Net Assets after reduction to custodian expenses (5)	1.65	%(7)	1.72%	1.66	%(7)
Ratio of Total Expenses to Average Net Assets	3.92	%(7)	3.98%	2.74	%(7)
Ratio of Total Expenses to Average Net Assets after reduction to custodian expenses	3.92	%(7)	3.97%	2.72	%(7)
Ratio of Net Investment Income to Average Net Assets	7.55	%(7)	6.92%	7.39	%(7)
Portfolio Turnover Rate (6)	25.54%		71.99%	92.47%

*Unaudited

(l)   For the period from February 24, 2005 (inception of offering) to September 30, 2005.

(2)  Net of sales load of $0.675 on initial shares issued.

(3)  Calculation based on average shares outstanding.

(4)  Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.

(5)  Operating expenses do not include interest expense and fees on the line of credit.

(6)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 2007 were $81,140,108 and $74,480,698 respectively.

(7)  Ratio annualized for the period of less than one year.

(8)  Common share offering cost adjustment is less than $0.005 per share.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Dividend Capital Realty Income Allocation Fund (the “Fund”) is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Common Shares Issued at Capitalization	7,010
Common Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

Security Valuation:

Pricing Procedures: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.

Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or a NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.

U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.

Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Non-exchange traded foreign securities (including debt) are valued at a price provided by a pricing service or at the mean value between the bid and asked prices.

Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.

The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of March 31, 2007, securities which have been fair valued represented 19.39% of the Fund’s managed assets.

The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated timeframe of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.

Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.

Risk of Concentration:

Because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with the investors, the Fund could underperform funds that have greater industry diversification.

Foreign Securities:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. Currently, the Fund intends to invest only in those securities issued by North American issuers.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements:

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

Distributions to Shareholders:

The Fund intends to make a level dividend distribution each month to shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of the distributions paid by the Fund may be reclassified to return of capital and long-term capital gains upon the final determination of the Fund’s taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gain for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

At March 31, 2007 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate tax cost (including swaps and foreign currency)	$281,288,213

Gross unrealized appreciation	17,909,205
Gross unrealized depreciation	(4,171,930)
Net unrealized appreciation	$13,737,275

3. CAPITAL TRANSACTIONS

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized. Of the 13,828,488 common shares outstanding on March 31, 2007, Dividend Capital Investments LLC (the “Adviser”) owned 7,010 shares. The Fund issued 12,100,000 common shares in its initial public offering on February 23, 2005. These common shares were issued at $15.00 per share before the underwriting discount of $0.675 per share. An additional 1,578,500 common shares were issued pursuant to an over-allotment option on April 12, 2005. These common shares were also issued at $15.00 per share before the underwriting discount of $0.675 per share. Offering costs of $642,230 were offset against proceeds of the offering and were charged to paid-in capital of the common shares. During the year ended September 30, 2006, a $41,695 adjustment was charged to paid-in-capital for common offering costs.

Transactions in common shares for the six months ended March 31, 2007 and the year ended September 30, 2006, were as follows:

	Six Months Ended March 31, 2007*	Year Ended September 30, 2006
Common shares outstanding – beginning of period	13,724,263	13,685,510
Common shares issued to shareholders from reinvested dividends	104,225	38,753
Common shares outstanding – end of period	13,828,488	13,724,263

*Unaudited

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended March 31, 2007 aggregated $81,140,108 and $74,480,698 respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Dividend Capital Investments LLC (“Dividend Capital” or the “Adviser”) serves as the Fund’s investment adviser and administrator. Pursuant to an Investment Advisory Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual investment advisory fee of 0.85% based on the Fund’s average daily managed assets, computed daily and payable monthly. Pursuant to an Administration Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual administration fee of 0.10% based on the Fund’s average daily managed assets, computed daily and payable monthly.

Trustees of the Fund who are “interested persons” as defined in the 1940 Act receive no salary or fees from the Fund. Each Independent Trustee of the Fund receives from the Fund an annual retainer of $16,000 and a fee of $2,000 and reimbursement for related expenses for each meeting of the Board he attends. Each independent Trustee receives from the Fund a fee of $1,000 for each telephonic Board meeting he attends. The Chairman of the Board of Trustees receives from the Fund an additional annual retainer of $10,000.

Certain officers of the Trust are also officers of the Adviser.

6. LINE OF CREDIT

On April 28, 2005, the Fund executed a Revolving Credit and Security Agreement (the “Agreement”) among the Fund, Jupiter Securitization Corp. (“Jupiter”) and JP Morgan Chase Bank N.A. (“JP Morgan”) which allows the Fund to borrow against a secured line of credit from Jupiter and JP Morgan an aggregate amount up to $85,000,000. On March 16, 2007 the Agreement was amended and the line of credit was increased to $105,000,000. The borrowings under the line of credit are secured by a pledge of the Fund’s portfolio securities. Borrowings under the Agreement bear interest at a variable rate determined by the bank’s conduit program, which has historically been slightly below the 1-month LIBOR. The Fund pays fees of 0.175% per annum on 102% of the total line of credit, regardless of usage. The Fund also pays fees of 0.20% per annum on the average outstanding amount of borrowings. The average balance during the six months ended March 31, 2007 was $85,027,473 or $6.18 per share based on average shares outstanding of 13,761,566. The average cost of funding during the six months ended March 31, 2007 was 5.71%. As of March 31, 2007, the Fund had an outstanding loan amount of $87,500,000.

7. INVESTMENTS IN INTEREST RATE AND TOTAL RETURN SWAPS

The Fund uses interest rate swaps in connection with the line of credit. The interest rate swaps are intended to reduce or eliminate the risk or the negative affect that an increase in short-term interest rates could have on the performance of the Fund’s common shares as a result of the floating rate structure of the line of credit. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the line of credit. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility and the current and forward interest rate markets.

The Fund uses total return swaps to gain exposure to underlying referenced securities or indices. Total return swap agreements involve commitments to pay interest plus fees in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

Swaps are marked to market daily. For both interest rate swaps and total return swaps, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Fund’s Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest, net of the market linked return to be paid or received on the swaps, is reported as unrealized gains or losses on the Fund’s Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. The Fund segregates or earmarks sufficient assets as collateral to satisfy the Fund’s current obligation with respect to total return swaps. Entering into swap agreements involves, to varying degrees, elements of credit, foreign currency, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to these agreements may default on its obligation to perform or disagree as to the meaning of the contractual items in the agreements, and that there may be unfavorable changes in foreign currency, interest rates or values in referenced indices or securities.

The Fund has adopted a non-fundamental policy to limit its investment in securities of non-U.S. issuers to 20% of the Fund’s managed assets, measured at the time of investment (the “non-U.S. issuer limitation”). As a component of its investment strategy, the Fund may enter into total return swaps where the reference security is issued by a Canadian issuer or the counterparty to the swap is a Canadian financial institution. In this case, the Fund considers the non-U.S. investment limitation to apply. It is common for swap contracts to be terminated and re-initiated due to economic factors or the expiration of the term of the swap contract. In such case, the Fund may re-initiate the swap contract if deemed to be advisable by the Adviser. In cases where swap contracts are reinitiated with substantially the same terms and the same reference security and number of reference shares, such re-initiations will not be considered to be a new investment for purposes of the application of the non-U.S. issuer limitation. Accordingly, the notional value of the original swap contract that relates to the reference security in question will be the basis for determining compliance with the non-U.S. issuer limitation. As a result of this policy, the Fund’s exposure to securities of non-U.S. issuers, as measured by current notional value, could exceed 20%, in some cases significantly so. As of March 31, 2007, the Fund’s exposure to securities of non-U.S. issuers, as measured by current notional value, was 16.07% of the Fund’s managed assets.

8. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

9. ILLIQUID/RESTRICTED SECURITIES

As of March 31, 2007, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. The Fund intends to invest no more than 10% of its total managed assets (determined at the time of purchase and reviewed periodically)

in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation if the Fund’s advise; under supervision of the Board of Trustees, determines that a liquid trading market exists.

Illiquid Restricted Securities as of March 31, 2007

Description	Shares	Acquisition Date	Cost	Market Value
INVESCO Navigator Fund	3,946	11/17/2005	3,946,000	3,944,110
Taberna Preferred Funding III Ltd., Class E, 9.997%, 11/05/2015	2,000,000	09/15/2005	2,000,000	1,910,940
Taberna Preferred Funding V Ltd. Class B-IL, 8.230%, 02/05/2016	3,000,000	03/20/2006	3,000,000	2,870,937
Taberna Preferred Funding V Ltd. Class B-IL, 10.230%, 02/05/2016	3,000,000	03/20/2006	3,000,000	2,865,966
Total				$11,591,953
Total Managed Assets				$298,698,891
Illiquid Restricted Securities as a % of Total Managed Assets				3.88%

10. RECENT ACCOUNTING PRONOUCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax return to determine whether it is “more-than-likely-than-not” that tax positions in the Fund’s tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management’s judgment, will not be fully utilized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of March 31, 2007, the Adviser is evaluating the implications of FIN 48. Its impact in the Fund’s financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Adviser does not believe adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

11. SUBSEQUENT EVENTS

Subsequent Regular Distribution

Subsequent to March 31, 2007, the Fund paid a regular monthly distribution of $0.1075 per common share on April 30, 2007 to common shareholders of record on April 18, 2007.

Results of Annual Shareholder Meeting

The Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) was held on April 26, 2007 pursuant to notice given to all shareholders of record at the close of business on March 2, 2007. At the Annual Meeting, shareholders approved the following proposal:

Proposal 1.

To elect John Mezger and J. Gibson Watson, III as the Fund’s Class II Trustees for a three year term expiring in 2010. The number of shares voting for the election of Mr. Mezger was 11,882,492 and the number of shares withholding authority was 112,228. The number of shares voting for the election of Mr. Watson was 11,888,055 and the number of shares withholding authority was 106,665.

CHANGE IN THE FUND’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

March 31, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund’s financial statements for the fiscal year ended September 30, 2006, were audited by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm. On November 16, 2006, the Audit Committee selected, and the Fund’s Board, including its Independent Trustees, ratified, the selection of Deloitte as the registered public accounting firm for the Fund for the fiscal year ending September 30, 2007. Subsequently, in February 2007, the Fund was advised by Deloitte, that Deloitte would no longer be able to serve as the Fund’s Independent Registered Public Accounting Firm and would not be able to provide audit services to the Fund as a result of services an affiliate of Deloitte had been asked to provide to certain affiliates of the Fund, which would impair the independence of Deloitte with respect to the Fund. As a result, the Audit Committee recommended, and the Fund’s Board, including its Independent Trustees, accepted the resignation of Deloitte.

Deloitte’s reports on the financial statements as of and for the fiscal years ended September 30, 2006 and September 30, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2006 and September 30, 2005 and through the date hereof, there were no disagreements between the Fund and Deloitte concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Deloitte had been the Fund’s independent registered public accounting firm since the Fund’s inception in January 2005.

On April 25, 2007, the Audit Committe recommended, and the Fund’s Board, including it’s Independent Trustees, approved the appointment of KPMG LLP as the registered public accounting firm for the Fund for the fiscal year ending September 30, 2007.

DIVIDEND REINVESTMENT PLAN

March 31, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund offers a dividend reinvestment plan (the “Plan”) pursuant to which shareholders, unless they otherwise elect, automatically have dividends and capital gains distributions reinvested in common shares of the Fund by The Bank of New York (the “Plan Agent”). Shareholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the Plan Agent.

How the Plan Works

After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly issued shares of the Fund or (ii) by open-market purchases as follows:

•        If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•             If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the NYSE, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus brokerage commissions), it will result in the acquisition by the Plan Agent of fewer shares than if the distribution had been paid in shares issued by the Fund. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date.

Costs of the Plan

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15.00 transaction fee.

Tax Implications

The automatic reinvestment of dividends or distributions does not relieve participants of any taxes which may be payable on such dividends or distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

Right to Withdraw

Participants whose shares are registered in his or her name may terminate his or her account under the Plan by notifying the Agent in writing at P.O. Box 11258, New York, NY 10286-1258, or by calling the Agent at 1-800-432-8224, or using The Bank of New York’s website at: http://stockbny.com. Such termination will be effective with respect to a particular distribution if the Participant’s notice is received by the Agent prior to such distribution record date. Participants whose shares are held by a brokerage firm should contact his or her broker. If a Participant holds shares through a broker, the Participant may not be able to transfer his or her shares to another broker and continue to participate in the Plan if the new broker does not permit such participation. The Plan may be amended or terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to the effective date of the termination.

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund has delegated to the Adviser the voting of proxies relating to its securities. The Adviser will vote such proxies in accordance with the Adviser’s policies and procedures. The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without charge, upon request, by contacting the Fund at 1-866-324-7348, visiting the Fund’s website at http://www.dividendcapital.com and visiting the Securities Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information on how proxies relating to the Fund’s portfolio securities were voted by the Adviser during the most recent 12-month period ended June 30th is available without charge, upon request, by contacting the Fund at 1-866-324-7348 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2007 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without charge, upon request, by contacting the Fund at 1-866-324-7348 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

KEY INFORMATION

March 31, 2007(Unaudited)

Dividend Capital Realty Income Allocation Fund

Key Information	Officers and Trustees:

Investment Adviser and	Jonathan F. Zeschin
Administrator	Independent Trustee and
Dividend Capital Investments LLC	Chairman of the Board
518 17th Street, Suite 1200
Denver, CO 80202	Thomas H. Mack
Independent Trustee
Custodian and Fund
Accounting Agent	John Mezger
State Street Bank and Trust Co.	Independent Trustee
801 Pennsylvania
Kansas City, MO 64105	J. Gibson Watson, III
Independent Trustee
Transfer Agent
The Bank of New York	Thomas I. Florence
1 Wall Street	President and Trustee
New York, NY 10286
Jeffrey W. Taylor
Legal Counsel	Vice President and Treasurer
Dechert LLP
4675 MacArthur Court, Suite 1400	Derek J. Mullins
Newport Beach, CA 92660	Secretary and Assistant Treasurer

Independent Registered Public	Jami N. VonKaenel
Accounting Firm	Assistant Secretary
KPMG LLP
707 17th Street, Suite 2700
Denver, CO 80202

New York Stock Exchange Symbol: DCA

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Statements and other information contained in this report are as dated and are subject to change.

The Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Must be accompanied or preceded by a current prospectus.

For more information, please call 1-866-324-7348.

Item 2.  Code of Ethics

(a)   The Registrant, as of the end of the period covered by the report, has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)   Not applicable.

(c)   During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)   During the period covered by this report, no implicit or explicit waivers to the provisions of the Code of Ethics.

(e)   Not applicable.

(f)    The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert

Not applicable

Item 4. Principal Accountant Fees and Services

Not applicable

Item 5.  Audit Committee of Listed Registrants

Not applicable

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders

Not applicable.

Item 11 – Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer, Treasurer, and Principal Financial and Accounting Officer of the Registrant have each concluded that such disclosure controls and procedures provide reasonable assurance that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)	Not applicable

(a)(2)	The certifications required by Rule 30a-2(a) of the Act (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) of the Act (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend Capital Realty Income Allocation Fund

By:	/s/ Thomas Florence
Thomas I. Florence
President
(Principal Executive Officer)

Date: May 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas Florence
Thomas I. Florence
President
(Principal Executive Officer)

Date: May 25, 2007

By:	/s/ Jeffrey Taylor
Jeffrey Taylor
Treasurer
(Principal Financial Officer)

Date: May 25, 2007